united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period:_01/31/15

Item 1. Reports to Stockholders.

Semi-Annual Report
January 31, 2015

1-877-464-3111
www.thebetafund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

GMG Defensive Beta Fund
PORTFOLIO REVIEW
January 31, 2015 (Unaudited)

The Fund’s performance figures* for the periods ended January 31, 2015, as compared to its benchmarks:

	Six Months	One Year	Three Year	Since Inception**
GMG Defensive Beta Fund	0.16%	5.32%	7.25%	5.87%
S&P 500 Total Return Index	4.37%	14.22%	17.47%	16.04%
CBOE 30 Year Treasury Bond Index	(32.01)%	(37.85)%	(8.45)%	(10.86)%
Blended Benchmark Index	(15.15)%	(15.03)%	4.27%	2.21%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the November 29, 2014 prospectus, the Fund’s total annual operating expense ratio is 1.92% (before waiver). For performance information current to the most recent month-end, please call 1-877-464-3111.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of 500 of the largest US domiciled companies. The index does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

The Chicago Board Options Exchange (CBOE) 30-Year Treasury-Bond Index is based on the yield-to-maturity of the most recently auctioned 30 Year Treasury Bond. Investors cannot invest directly in an index.

The Blended Benchmark Index represents a blend of 50% CBOE 30 Year Treasury Bond Index and 50% S&P 500 Total Return Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

**	Inception date is September 1, 2009.

Holdings by Industry Asset Class as of January 31, 2015	% of Net Assets
Short-Term Investment	34.0%
Equity Funds	7.8%
Retail	7.2%
Commodity Funds	6.2%
Pharmaceuticals	6.2%
Asset Allocation Funds	6.0%
Diversified Financial Services	5.6%
Telecommunications	3.8%
Alternative Fund	3.8%
Aerospace/Defense	3.6%
Other +	15.3%
Other assets and liabilities - net	0.5%
100.0%

+	Other represents less than 3.6% weightings in Computers, Internet, Oil & Gas, Oil & Gas Services, Private Equity, Software and Transportation.

Please refer to the Consolidated Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

1

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
January 31, 2015 (Unaudited)

Shares		Value
	COMMON STOCKS - 41.7%
	AEROSPACE/DEFENSE - 3.6%
2,800	The Boeing Co.	$407,036
5,000	United Technologies Corp.	573,900
		980,936
	COMPUTERS - 3.3%
7,860	Apple, Inc.	920,878

	DIVERSIFIED FINANCIAL SERVICES - 5.6%
12,900	The Charles Schwab Corp.	335,142
6,800	Piper Jaffray Cos. *	347,140
3,400	Visa, Inc. - Cl. A	866,694
		1,548,976
	INTERNET - 1.6%
800	Google, Inc. - Cl. A *	430,040

	OIL & GAS - 2.5%
3,000	Occidental Petroleum Corp.	240,000
8,500	Total SA - ADR	437,835
		677,835
	OIL & GAS SERVICES - 1.4%
9,500	Halliburton Co.	379,905

	PHARMACEUTICALS - 6.2%
10,750	AbbVie, Inc.	648,762
7,000	Express Scripts Holding Co. *	564,970
5,000	Novartis AG - ADR	487,000
		1,700,732
	PRIVATE EQUITY - 2.1%
15,100	The Blackstone Group LP	563,834

	RETAIL - 7.2%
8,350	CVS Health Corp.	819,636
8,350	Dollar Tree, Inc. *	593,685
10,600	Foot Locker, Inc.	564,132
		1,977,453
	SOFTWARE - 1.6%
6,500	Adobe Systems, Inc. *	455,845

	TELECOMMUNICATIONS - 3.8%
21,200	Cisco Systems, Inc.	558,938
10,600	Verizon Communications, Inc.	484,526
		1,043,464
	TRANSPORTATION - 2.8%
23,100	CSX Corp.	769,230

	TOTAL COMMON STOCKS (Cost - $7,167,019)	11,449,128

See accompanying notes to consolidated financial statements.

2

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2015 (Unaudited)

Shares		Value
	MUTUAL FUND - 3.8%
	ALTERNATIVE FUND - 3.8%
91,271	American Beacon AHL Managed Futures Strategy Fund + (Cost - $1,010,805)	$1,042,319

	EXCHANGE TRADED FUNDS AND NOTES - 20.0%
	ASSET ALLOCATION FUNDS - 6.0%
15,000	ProShares UltraShort Euro *+	369,900
6,700	ProShares UltraShort Yen *+	573,386
16,000	WisdomTree Managed Futures Strategy Fund *+	707,520
		1,650,806
	COMMODITY FUNDS - 6.2%
4,450	ETFS Physical Palladium Shares *+	333,082
4,900	iPath Bloomberg Agriculture Subindex Total Return ETN *+	191,796
4,400	iPath Bloomberg UBS Coffee Subindex Total Return ETN *+	129,932
7,600	PowerShares DB Agriculture Fund *+	175,864
8,800	PowerShares DB Base Metals Fund *+	132,792
25,000	PowerShares DB Oil Fund *+	340,500
10,000	PowerShares DB Precious Metals Fund *+	399,300
		1,703,266
	EQUITY FUNDS - 7.8%
40,000	IndexIQ ETF Trust - IQ Hedge Multi-Strategy Tracker ETF +	1,160,000
13,200	IQ Merger Arbitrage ETF *	371,844
14,000	IQ US Real Estate Small Cap ETF	395,779
1,750	iShares Russell 2000 ETF	202,475
		2,130,098
	TOTAL EXCHANGE TRADED FUNDS AND NOTES - 23.8% (Cost - $5,361,663)	5,484,170

	SHORT-TERM INVESTMENT - 34.0%

	MONEY MARKET FUND - 34.0%
9,345,168	Daily Income Fund - Money Market Portfolio - Institutional Class, to yield 0.01% **
	(Cost - $9,345,168)	9,345,168

	TOTAL INVESTMENTS - 99.5% (Cost - $22,884,655) (a)	$27,320,785
	OTHER ASSETS & LIABILITIES - NET - 0.5%	124,558
	TOTAL NET ASSETS - 100.0%	$27,445,343

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $23,016,923 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,657,181
Unrealized Depreciation:	(353,319)
Net Unrealized Appreciation:	$4,303,862

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on January 31, 2015.

+	All or a portion of this investment is a holding of the GMG Commodity Fund Limited.

See accompanying notes to consolidated financial statements.

3

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
January 31, 2015 (Unaudited)

ASSETS
Investment securities:
At cost	$22,884,655
At value	$27,320,785
Cash	566,725
Cash held at Broker	646,248
Dividends and interest receivable	18,567
Receivable for Fund shares sold	18,000
Prepaid expenses and other assets	15,355
TOTAL ASSETS	28,585,680

LIABILITIES
Payable for investments purchased	1,081,895
Fund shares repurchased	40,283
Investment advisory fees payable	16,100
Accrued expenses and other liabilities	2,059
TOTAL LIABILITIES	1,140,337
NET ASSETS	$27,445,343

Net Assets Consist Of:
Paid in capital	$21,081,563
Undistributed net investment loss	(49,063)
Accumulated net realized gain from security transactions, securities sold short and options transactions	1,976,713
Net unrealized appreciation of investments	4,436,130
NET ASSETS	$27,445,343

Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,047,299

Net asset value (Net assets ÷ Shares outstanding) and redemption price per share (a)	$13.41

(a)	Redemptions made within 15 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to consolidated financial statements.

4

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended January 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$230,690
Interest	788
TOTAL INVESTMENT INCOME	231,478

EXPENSES
Investment advisory fees	147,131
Dividends on short positions	89,379
Administrative services fees	23,209
Transfer agent fees	16,040
Registration fees	14,889
Accounting services fees	12,655
Printing and postage expenses	10,905
Audit fees	8,747
Legal fees	7,756
Compliance officer fees	7,607
Trustees’ fees and expenses	4,476
Custodian fees	3,235
Insurance expense	622
Non 12b-1 shareholder services fees	4
Other expenses	2,527
TOTAL EXPENSES	349,182

Less: Fees waived by the Advisor	(40,703)

NET EXPENSES	308,479
NET INVESTMENT LOSS	(77,001)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	3,083,420
Securities sold short	(108,256)
Options written	1,618,504
Purchased options	(1,970,046)
2,623,622
Net change in unrealized appreciation (depreciation) of:
Investments	(2,661,990)
Options written	(83,268)
Purchased options	220,964
(2,524,294)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	99,328

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,327

See accompanying notes to consolidated financial statements.

5

GMG Defensive Beta Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	January 31, 2015	July 31,
	(Unaudited)	2014
FROM OPERATIONS
Net investment income (loss)	$(77,001)	$66,467
Net realized gain from security transactions, securities sold short and options transactions	2,623,622	45,502
Net change in unrealized appreciation (depreciation) of investments and options written	(2,524,294)	2,072,692
Net increase in net assets resulting from operations	22,327	2,184,661

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(69,527)	(10,175)
From net realized gain	(106,719)	—
Net decrease in net assets from distributions to shareholders	(176,246)	(10,175)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,615,180	7,444,925
Net asset value of shares issued in reinvestment of distributions to shareholders	172,179	9,930
Redemption fee proceeds	22	146
Payments for shares redeemed	(4,260,140)	(5,601,145)
Net increase (decrease) in net assets from shares of beneficial interest	(1,472,759)	1,853,856

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,626,678)	4,028,342

NET ASSETS
Beginning of Period	29,072,021	25,043,679
End of Period*	$27,445,343	$29,072,021
* Includes undistributed net investment income (loss) of:	$(49,063)	$97,465

SHARE ACTIVITY
Shares Sold	192,202	567,242
Shares Reinvested	12,550	747
Shares Redeemed	(316,360)	(427,734)
Net increase (decrease) in shares of beneficial interest outstanding	(111,608)	140,255

See accompanying notes to consolidated financial statements.

6

GMG Defensive Beta Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Six
	Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	January 31, 2015		July 31,	July 31,	July 31,	July 31,	July 31,
	(Unaudited)		2014	2013	2012	2011	2010 (1)
Net asset value,
beginning of period	$13.47		$12.41	$11.18	$11.30	$9.73	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.04)		0.03	0.02	(0.03)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments, securities sold short and options transactions	0.06		1.04	1.21	0.01	1.63	(0.20)
Total from investment operations	0.02		1.07	1.23	(0.02)	1.57	(0.27)

Less distributions from:
Net investment income	(0.03)		(0.01)	—	(0.08)	—	—
Net realized gains	(0.05)		—	—	(0.02)	—	—
Total distributions	(0.08)		(0.01)	—	(0.10)	—	—

Paid-in-Capital from
Redemption Fees (3)	0.00		0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$13.41		$13.47	$12.41	$11.18	$11.30	$9.73

Total return (4)	0.16	% (9)	8.58%	11.00%	(0.13)%	16.14%	(2.70	)% (9)

Net assets, end of period (000s)	$27,445		$29,072	$25,044	$21,680	$20,407	$14,589

Ratio of gross expenses to average net assets (5)(6)
including dividend expense	2.38	% (8)	1.82%	2.23%	2.49%	2.69%	3.30	% (8)
excluding dividend expense	1.77	% (8)	1.82%	2.23%	2.49%	2.69%	3.30	% (8)
Ratio of net expenses to average net assets (6)
including dividend expense	2.10	% (8)	1.49%	1.57%	1.74%	1.81%	1.99	% (8)
excluding dividend expense	1.49	% (8)	1.49%	1.57%	1.74%	1.81%	1.99	% (8)
Ratio of net investment income (loss)
to average net assets (7)	(0.52	)% (8)	0.24%	0.13%	(0.30)%	(0.56)%	(0.90	)% (8)

Portfolio Turnover Rate	30	% (9)	24%	14%	30%	38%	46	% (9)

(1)	The GMG Defensive Beta Fund commenced operations on September 1, 2009.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Not annualized.

See accompanying notes to consolidated financial statements.

7

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
January 31, 2015 (Unaudited)

1.	ORGANIZATION

The GMG Defensive Beta Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

8

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

9

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2015 for the Fund’s assets measured at fair value:

GMG Defensive Beta Fund
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,449,128	$—	$—	$11,449,128
Mutual Fund	1,042,319	—	—	1,042,319
Exchange Traded Funds and Notes	5,484,170	—	—	5,484,170
Money Market Fund	9,345,168	—	—	9,345,168
Total	$27,320,785	$—	$—	$27,320,785

There were no transfers into or out of any Level during the current period presented. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Fund’s Consolidated Portfolio of Investments for industry classifications.
10

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

Consolidation of Subsidiaries – GMG Commodity Fund Limited (“GMG-CFC”) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of GMG-CFC, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) that acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. GMG-CFC utilizes commodity-based exchange traded funds, exchange traded notes and derivative products to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based products, GMG may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investment in the CFC is as follows:

		CFC Net Assets at	% Of Fund Net Assets at
	Inception Date of CFC	January 31, 2015	January 31, 2015
GMG-CFC	1/7/2010	$6,461,560	23.54%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. There were no securities sold short as of January 31, 2015.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These

11

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

“book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund may maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014 or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

12

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the period ended January 31, 2015, the Fund had a loss of $1,970,046 on purchased options, and this loss is included in the line item marked “Net realized loss from purchased options” on the Consolidated Statement of Operations in this shareholder report. The net change in unrealized appreciation on purchased options was $220,964 for the period ended January 31, 2015 and is included in the line marked “Net change in unrealized appreciation (depreciation) of purchased options” on the Consolidated Statement of Operations.

For the period ended January 31, 2015, the Fund had a gain of $1,618,504 on options written and this gain is included in the line item marked “Net realized gain from options written” on the Consolidated Statement of Operations in this shareholder report. The net change in unrealized depreciation on options written was $83,268 for the period ended January 31, 2015 and is included in the line marked “Net change in unrealized appreciation (depreciation) of options written” on the Consolidated Statement of Operations.

13

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

The number of option contracts written and the premiums received by the Fund during the six months ended January 31, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	10,500	$2,175,768
Options written	3,000	318,732
Options closed	(13,500)	(2,494,500)
Options outstanding, end of the period	—	$—

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended January 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $7,552,954 and $17,162,396, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Montebello Partners, LLC (the “Advisor”) serves as the Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. On January 2, 2015, due to a change of control of the Advisor, the previous investment advisory agreement was terminated and an interim investment advisory agreement became effective, under the same terms as the previous agreement, except that the date of its execution, effectiveness, and expiration were changed. The interim advisory agreement remains in operation until the earlier of 150 days from January 2, 2015 or the approval of a new definitive advisory agreement by the Fund’s shareholders. See Note 8 for more information on the approval of the shareholder agreement and change of control of the Advisor. For the six months ended January 31, 2015, the Fund incurred advisory fees of $147,131 under the agreements.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of

14

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

any brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.49% per annum of the Fund’s average daily net assets. Prior to December 1, 2012, the Advisor agreed to waive a portion of its advisory fee so that total expenses incurred by the Fund did not exceed 1.74% per annum. For the six months ended January 31, 2015, the Advisor waived fees in the amount of $40,703.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.49% of the Fund’s average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.49% of the Fund’s average daily net assets. If Fund Operating Expenses subsequently exceed 1.49% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for fees waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the listed dates.

7/31/2015	7/31/2016	7/31/2017	Total
$152,386	$151,801	$90,046	$394,233

The Trust, with respect to the Fund has adopted a the Trust’s Master Distribution and Shareholding Servicing Plan (the “Plan”), pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets. Effective July 1, 2013, the Plan has been de-activated and no 12b-1 fee is currently accruing, or will accrue until the Board approves the reactivation of the Plan. Upon Board approval, the Fund may reactivate the Plan and must provide shareholders advance notification before the Fund may begin accruing 12b-1 fees again. For the six months ended January 31, 2015, no 12b-1 fees were charged to the Fund.

During the six months ended January 31, 2015, Gary Goldberg & Co., a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund. These trades were cleared through National Financial Services and Gary Goldberg & Co. received $30,665 in trade commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

15

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 15 days. For the six months ended January 31, 2015, the Fund assessed $22 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years below were as follows:

Fiscal Year Ended
July 31, 2014
Ordinary Income	$10,175
Long-Term Capital Gain	—
Return of Capital	—
$10,175

There were no distributions for the fiscal year ended July 31, 2013.

As of July 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$57,586	$—	$(60,632)	$(307,411)	$—	$6,828,156	$6,517,699

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on straddles, adjustments for partnerships, and the Fund’s holding in GMG Fund Limited.

16

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

At July 31, 2014, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$60,632	$—	$60,632

Permanent book and tax differences, primarily attributable to the adjustment for non-deductible expenses, resulted in reclassifications for the year ended July 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(958)	$958	$—

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The GMG Defensive Beta Fund currently invests a portion of its assets in Daily Income Fund. The Daily Income Fund is registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from the Daily Income Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Daily Income Fund. The financial statements of the Daily Income Fund, including the portfolio of investments, can be found at the Reich & Tang website, http://www.reichandtang.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of January 31, 2015, the Fund invested 34.0% of its net assets in the Daily Income Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the statement of assets and liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment of disclosure in the financial statements other than described below.

17

GMG Defensive Beta Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
January 31, 2015 (Unaudited)

At a special meeting of the shareholders of GMG Defensive Beta Fund (the “Fund”), held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on March 23, 2015, shareholders of record as of January 5, 2015 voted to approve a new Investment Advisory Agreement with Montebello Partners, LLC, the Fund’s current adviser, due to a change in control of the Investment Advisor. Prior to January 2, 2015, Montebello was owned by Oliver Pursche, Gary Goldberg, Richard Kersting, William Krivicich and Thomas Cattani. Messrs. Pursche, Goldberg, Kersting, Krivicich and Cattani sold a certain portion or all of their respective ownership interests in Montebello to Bruderman & Company. LLC on January 2, 2015.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
942,480	126,714
18

GMG Defensive Beta Fund
EXPENSE EXAMPLES
January 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2014 through January 31, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period **
GMG Defensive Beta Fund	8/1/14	1/31/15	8/1/14 – 1/31/15*	8/1/14 – 1/31/15
Actual	$1,000.00	$1,001.60	$7.52	1.49%
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.
19

GMG Defensive Beta Fund
SUPPLEMENTAL INFORMATION
January 31, 2015 (Unaudited)

GMG Defensive Beta Fund* (Adviser- Montebello Partners, LLC)

In connection with the regular meeting held on November 11 & 12, 2014 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement by and among Montebello Partners, LLC (“Adviser”) and the Trust, with respect to GMG Defensive Beta Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, Quality of Services. The Board noted that the Adviser was founded in 2008 and currently manages approximately $30 million in assets, providing investors with a vehicle that reduces exposure to volatility in individual asset classes while still seeking capital appreciation that will outperform inflation. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Fund noting their dual association with the Adviser and Gary Goldberg Financial Services, also noting the investment team’s reputation, and diversification of their financial industry experience. The Board reviewed the Adviser’s investment process, observing that it utilizes a consistent, replicable process to make asset allocation decisions and select securities by reviewing specific analyst recommendations and research reports. The Board noted the Adviser’s research process utilizes its relationships with various outside research organizations, banks, and independent analysts to provide comprehensive information to the portfolio management team for the purposes of developing and implementing the investment strategy. Acknowledging that while not all strategy risks can be eliminated, the Board noted that the Adviser uses portfolio diversification, keeping strict controls on security concentration levels and industry sectors, and using technical and fundamental analysis in attempting mitigate portfolio risk. The Board acknowledged that the Adviser appears to have a strong compliance program with a dedicated chief compliance officer (“CCO”), who is an attorney by trade, and a partner of the firm, and has full autonomy and authority to implement policies necessary to protect the Fund and its shareholders. The Board noted that the Adviser’s CCO monitors compliance with the Fund’s limitations by reviewing daily, weekly and monthly reports and utilizes the services of an outside compliance consultant to review and strengthen the firm’s compliance procedures. The Board reviewed the Adviser’s broker-dealer selection process and best execution practices, observing that the Adviser uses an affiliate broker-dealer to place its trades at an institutional rate. The Board did not foresee any service interruptions to the Fund as a result of the contemplated change of control at the Adviser. The Board acknowledged that there are potential synergies that the Fund and its shareholder can benefit from, namely the new capital structure, which may help facilitate the growth of the Fund through additional distribution channels. The Board concluded that the Adviser should continue to provide a high level of quality service to the Fund for the benefit of its shareholders.

20

GMG Defensive Beta Fund
SUPPLEMENTAL INFORMATION (Continued)
January 31, 2015 (Unaudited)

Performance. The Trustees discussed the performance of the Fund, noting that it had exhibited top performance in its Multialternative Morningstar category for the 1 year period ended June 20, 2014, and had a 4 star Morningstar rating, which the Board considered as a positive reflection on the current management team. They noted that the Fund had the ability to invest long and short and, generally, showed more volatility than many funds in the Adviser selected peer group, but also significantly outperformed the peer group. The Trustees further noted that the peer group had a significant number of larger funds in it compared to the Fund. The Trustees noted that the Fund exhibited larger drawdowns over the last two years than the Adviser-selected benchmarks and seemed to take on additional risk to achieve its returns but that such risks were below overall equity market risks and consistent with the portfolio strategy and risk disclosure in the Fund’s regulatory documents. After further discussion, the Trustees concluded that the Fund was achieving its investment objective, and that the performance was appropriate.

Fees and Expenses. The Trustees considered the contractual advisory fee of 1.00% before waiver was below the average of the peer group and well within the range of the Morningstar category. They also considered that the Fund’s net advisory fee after waiver was 0.44% over the last fiscal year. The Trustees also noted that the Fund’s net expense ratio was well within the peer group and Morningstar category ranges and below the average of each. The Trustees further noted the expense cap in place, and after further discussion, concluded that the Fund’s fees and expenses were not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. They considered the Adviser anticipated that the size of the Fund would be approximately $50 million at the end of 2015, and they noted the Adviser’s willingness to discuss breakpoints at a later date when the size of the Fund materially increases. After further discussion, the Trustees concluded that the absence of breakpoints at this time was acceptable, but that economies of scale would be revisited in the future if the Fund grows materially in size.

Profitability. The Trustees reviewed the profitability analysis provided by Montebello and noted that the Adviser had waived a substantial amount of fees in the prior year. The Trustees concluded that the Adviser earned a profit that was modest both in percentage and dollar amount, and that the Adviser did not receive an excessive profit from its relationships with the Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of GMG Defensive Beta Fund.

* Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

21

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
22

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
23

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25

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-464-3111 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-464-3111.

INVESTMENT ADVISOR
Montebello Partners, LLC
75 Montebello Road
Suffern, NY 10901

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 4/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 4/7/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 4/7/15